UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 19, 2012

Ring Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53920	90-0406406
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

6555 South Lewis Street, Tulsa, OK	74136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (918) 499-3880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01

Financial Statements and Exhibits.

On November 19, 2012, Ring Energy, Inc. (“Ring”) completed the acquisition of CRH Mississippi South Fund, an Oklahoma corporation (“CRH”) and Pontious Mississippi South Fund, an Oklahoma corporation (“Pontious”), through the closing of an Agreement and Plan of Merger dated November 7, 2012, with CRH, and its sole shareholder, Calvin R. Hullum, Jr., and Pontious, and its sole shareholder, Charles M. Crawford (the “Merger Agreement”).  As a result of the closing of the Merger Agreement, CRH and Pontious were merged with and into Ring.  The result of the merger transactions was Ring acquiring 100% of the working interest, 80% net revenue interest, in 9,541.5 net mineral acres and a 95% working interest, 76% net revenue interest, in 1,600 net mineral acres, along with all production and wells located thereon. The merger was effective December 1, 2012 and the results of operations of the assets obtained through the merger transactions are included in Ring’s results of operations from that date.

On November 26, 2012, Ring filed a Form 8-K to report the completion of a merger transaction with CRH Mississippi South Fund and Pontious Mississippi South Fund.  The purpose of this Amendment No. 2 to the Form 8-K is to include the requisite financial information and results of operations attributable to the mergers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ring Energy, Inc.

Date: February 5, 2013

By: /s/ William R. Broaddrick

 William R. Broaddrick

 Chief Executive Officer

RING ENERGY, INC.

CRH MISSISSIPPI SOUTH FUND AND PONTIOUS MISSISSIPPI SOUTH FUND ACQUISITION

UNAUDITED PRO FORMA FINANCIAL IFNORMATION

On November 19, 2012, Ring Energy, Inc. (“Ring”) completed the acquisition of CRH Mississippi South Fund, an Oklahoma corporation (“CRH”) and Pontious Mississippi South Fund, an Oklahoma corporation (“Pontious”), through the closing of an Agreement and Plan of Merger dated November 7, 2012, with CRH, and its sole shareholder, and Pontious, and its sole shareholder (the “Merger Agreement”).  In connection with the closing, Ring issued 312,500 common shares to each of those shareholders and paid then an aggregate of $2,277,112.  The common shares were valued at $4.50 per share based on the offering price from a private placement of Ring common stock completed in October 2012.  The stock and cash were delivered at the closing on November 19, 2012.

The following unaudited pro forma condensed balance sheet has been prepared as though the acquisition of the CRH and Pontious properties had occurred on September 30, 2012 and the unaudited condensed statements of operations have been prepared to present the operations of Ring Energy, Inc. for the nine months ended September 30, 2012 and for the year ended December 31, 2011 as though the acquisition had occurred at the beginning of each of those periods.  The unaudited pro forma financial information is illustrative of the effects of the acquisition on our operations and does not necessarily reflect the results of operations that would have resulted had the acquisition actually occurred at those dates.  In addition, the pro forma financial information is not necessarily indicative of the results that may be expected for the year ended December 31, 2012, or any other period.  The unaudited pro forma financial statements should be read in conjunction with the notes thereto, our Annual Report on Form 10K for the year ended December 31, 2011 and the Quarterly Report on Form 10-Q for the nine months ended September 31, 2012 and the statement of revenues and direct operating expenses included herein.

RING ENERGY, INC. AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2012

	Ring Historical	Properties Acquired		Pro Forma
ASSETS
Current Assets
Cash	$9,846,250	$(2,277,112)	(1)	$7,569,138
Accounts receivable	130,816	-		130,816
Prepaid expenses and retainers	120,706	-		120,706
Total Current Assets	10,097,772	(2,277,112)		7,820,660
Properties and Equipment
Oil and natural gas properties subject to amortization	12,318,591	6,635,521	(1)	18,954,112
Office equipment	194,207	-		194,207
Total Properties and Equipment	12,512,798	6,635,521		19,148,319
Accumulated depreciation, depletion and amortization	(382,478)	-		(382,478)
Net Properties and Equipment	12,130,320	6,635,521		18,765,841
Total Assets	$22,228,092	$4,358,409		$26,586,501

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$1,595,870	$-		$1,595,870
Accrued payable to investors	72,500	-		72,500
Derivative put option	130,104	-		130,104
Total Current Liabilities	1,798,474	-		1,798,474
Noncurrent Liabilities
Deferred income taxes	-	1,448,863	(1)	1,448,863
Asset retirement obligations	303,289	97,046	(1)	400,335
Total Noncurrent Liabilities	303,289	1,545,909		1,849,198
Stockholders' Equity
Common stock - $0.001 par value; 75,000,000 shares authorized; 12,993,788 shares (historical) and 13,618,788 shares (proforma) outstanding, respectively	12,994	625	(1)	13,619
Additional paid-in capital	26,230,974	2,811,875	(1)	29,042,849
Accumulated deficit	(6,117,639)	-		(6,117,639)
Total Stockholders' Equity	20,126,329	2,812,500		22,938,829
Total Liabilities and Stockholders' Equity	$22,228,092	$4,358,409		$26,586,501

See the accompanying notes to unaudited pro forma condensed financial information.

RING ENERGY, INC. AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

	Ring	Properties	Pro Forma
	Historical	Acquired	Adjustments		Pro Forma

Oil and Gas Revenues	$1,045,264	$81,026	$-		$1,126,290

Costs and Operating Expenses
Oil and gas production costs	592,163	113,292	-		705,455
Oil and gas production taxes	49,921	2,007	-		51,928
Depreciation, depletion and amortization	293,102	-	349,199	(2)	642,301
Accretion expense	14,287	-	5,810	(3)	20,097
General and administrative expense	1,825,937	-	-		1,825,937

Total Costs and Operating Expenses	2,775,410	115,299	355,009		3,245,718

Other Income (Expense)
Gain on derivative put options	146,632	-	-		146,632
Interest income	2,248	-	-		2,248
Interest expense	(221,838)	-	-		(221,838)

Net Other Income (Expense)	(72,958)	-	-		(72,958)

Net Income (Loss)	$(1,803,104)	$(34,273)	$(355,009)		$(2,192,386)

Basic Earnings (Loss) per Share	$(0.29)				$(0.32)
Diluted Earnings (Loss) per Share	$(0.29)				$(0.32)

See the accompanying notes to unaudited pro forma condensed financial information.

RING ENERGY, INC. AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	Ring	Properties	Pro Forma
	Historical	Acquired	Adjustments		Pro Forma

Oil and Gas Revenues	$485,630	$265,932	$-		$751,562

Costs and Operating Expenses
Oil and gas production costs	244,966	240,308	-		485,274
Oil and gas production taxes	22,896	9,310	-		32,206
Depreciation, depletion and amortization	92,154	-	583,069	(2)	675,223
Accretion expense	9,279	-	5,462	(3)	14,741
General and administrative expense	434,575	-	-		434,575

Total Costs and Operating Expenses	803,870	249,618	588,531		1,642,019

Other Income (Expense)
Gain on derivative put options	73,946	-	-		73,946
Gain on change in value of available-for-sale securities	160,000	-	-		160,000
Non-refundable transaction fee	250,000	-	-		250,000
Interest expense	(94,219)	-	-		(94,219)

Net Other Income (Expense)	389,727	-	-		389,727

Net Income (Loss)	$71,487	$16,314	$(588,531)		$(500,730)

Basic Earnings (Loss) per Share	$0.01				$(0.07)
Diluted Earnings (Loss) per Share	$0.01				$(0.07)

See the accompanying notes to unaudited pro forma condensed financial information.

RING ENERGY, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

On November 19, 2012, Ring Energy, Inc. (“Ring”) completed the acquisition of oil and natural gas properties by the merger of CRH Mississippi South Fund, an Oklahoma corporation (“CRH”) and Pontious Mississippi South Fund, an Oklahoma corporation (“Pontious”) with and into Ring. CRH and Pontious were acquired in exchange for cash payments totaling $2,277,112 and the issuance of 625,000 shares of common stock. The common shares were valued at $4.50 per share based on the offering price from a private placement of Ring common stock completed in October 2012 since there was not an active market for the Ring shares. The stock and cash were delivered at the closing on November 19, 2012. The acquisitions of CRH and Pontious resulted in Ring obtaining 100% of the working interest, 80% net revenue interest, in 9,541.5 mineral acres and a 95% working interest, 76% net revenue interest, in 1,600 mineral acres, along with all production and wells located thereon. The merger was effective December 1, 2012 and the results of operations from the acquired property interests are included in Ring’s results of operations from that date.

The acquisition qualified as a business combination and as such, Ring recognized the assets acquired and liabilities assumed at their fair values as of November 19, 2012. The estimated fair value of the properties acquired approximated the value of consideration paid, the asset retirement obligation assumed and related deferred income taxes, which management has concluded approximated the fair value that would be paid by a typical market participant. As a result, neither goodwill nor a bargain purchase gain was recognized related to the acquisition. The following table summarizes the assets acquired and the liabilities assumed:

Oil and gas properties	$6,635,521
Deferred income taxes	(1,448,863)
Asset retirement obligation	(97,046)
Total Identifiable Net Assets	$5,089,612

Pro forma adjustments to the historical financial statements to reflect the acquisition of the CRH and Pontious properties are as follows:

(1)

To record the merger transaction.  The consideration paid and liabilities assumed consisted of the following:

(a)

A cash payment of $2,277,112.

(b)

The issuance of 625,000 shares of common stock valued at $4.50 per share, or $2,812,500.

(c)

The assumption of the asset retirement obligation of $97,046. The obligation relates to legal obligations associated with the retirement of long-lived assets that result from the acquisitions, construction, development or normal use of the asset. The obligation relates primarily to the requirement to plug and abandon oil and natural gas wells and support wells at the conclusion of their useful lives.

(d)

The reorganization of CRH and Pontious into Ring is intended to be a tax-free reorganization to the extent that it was a stock-for-stock exchange. As a result, tax basis of the properties acquired is equal to the tax basis in the properties to CRH and Pontious plus the cash paid. The difference between the fair value of the properties and their tax bases resulted in the recognition of a $1,448,863 deferred income tax liability.

(2)

To record amortization of the oil and gas properties acquired based on the oil and gas production occurring during the periods.

(3)

To record accretion of the asset retirement obligation.

RING ENERGY, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

Pro forma loss per share was computed as follows:

	For the Nine Months	For the Year Ended
	Ended September 30,	December 31,
	2012	2011
Pro forma net loss	$(2,192,386)	$(500,730)

Basic and diluted historical weighted- average share outstanding	6,172,054	6,134,521
Shares issued in acquisition	625,000	625,000

Pro forma basic and diluted weighted- average share outstanding	6,797,054	6,759,521
Basic and diluted loss per share	$(0.32)	$(0.07)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders

Ring Energy, Inc.

We have audited the accompanying combined statements of oil and natural gas revenues and direct operating costs of the CRH Mississippi South Fund and the Pontious Mississippi South Fund (the “CRH and Pontious Properties”) acquired by Ring Energy, Inc. for the nine months ended September 30, 2012 and for the year ended December 31, 2011. These financial statements are the responsibility of the management of Ring Energy, Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Ring Energy, Inc. was not required to have, nor were we engaged to perform, an audit of internal control over financial reporting for the CRH and Pontious Properties acquired. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements of the CRH and Pontious Properties acquired by Ring Energy, Inc. referred to above present fairly, in all material respects, the oil and natural gas revenue and direct operating costs of the CRH and Pontious Properties for the nine months ended September 30, 2012 and for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As described in the notes to the combined statements of oil and natural gas revenues and direct operating costs, the financial statements are not a complete presentation of the operations of the CRH and Pontious Properties acquired.

/s/ HANSEN, BARNETT & MAXWELL, P.C.

Salt Lake City, Utah

February 5, 2013

CRH MISSISSIPPI SOUTH FUND AND PONTIOUS MISSISSIPPI SOUTH FUND
COMBINED STATEMENTS OF OIL AND GAS REVENUES AND DIRECT OPERATING COSTS

	For the Nine Months	For the Year Ended
	Ended September 30,	December 31,
	2012	2011

Oil and Gas Revenues	$81,026	$265,932

Direct Operating Costs
Oil and gas production costs	113,292	240,308
Oil and gas production taxes	2,007	9,310

Total Direct Operating Costs	$115,299	$249,618

Direct Operating Profit (Loss)	$(34,273)	$16,314

NOTES TO COMBINED STATEMENTS OF OIL AND GAS REVENUES AND

DIRECT OPERATING COSTS

Basis of Presentation – The accompanying financial statement presents only the oil and gas revenues and direct operating costs of the CRH Mississippi South Fund and the Pontious Mississippi South Fund.

Oil and gas revenues are recognized when sold and delivered to third parties.  Direct operating costs are recognized when incurred and include lease operating costs and production taxes directly related to the property interests acquired.  Direct operating costs exclude costs associated with acquisition, exploration and development of oil and gas properties, geological and geophysical expenditures and costs of drilling and equipping productive and no-productive wells.  Depreciation and amortization of the oil and gas property interest, general and administrative expense, interest and accretion expense, income taxes and other indirect expenses have been excluded from direct operating profit (loss) because their historical amounts would not be comparable to those resulting from future operations; accordingly, the accompanying financial statements are not a complete presentation of the operations of the mineral leases acquired.

CRH MISSISSIPPI SOUTH FUND AND PONTIOUS MISSISSIPPI SOUTHFUND

SUPPLEMENTAL INFORMATION ON OIL AND GAS RESERVES

(UNAUDITED)

The following estimates of proved reserve quantities and related standardized measure of discounted net cash flow relate only to the properties held by the CRH Mississippi South Fund and the Pontious Mississippi South Fund.  They are estimates only, and do not purport to reflect realizable values or fair market values.  Reserve estimates are inherently imprecise and estimates of new discoveries are more imprecise than those of producing oil and gas properties.  Accordingly, these estimates are expected to change as future information becomes available.  All of the reserves are located in the United States of America.

Reserve Quantities Information – Proved reserves are estimated reserves of crude oil (including condensate and natural gas liquids) and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.  Proved developed reserves are those expected to be recovered through existing wells, equipment and methods.

	For the Year Ended
	December 31, 2011
	Oil	Gas
	(Barrels)	(MCF)
Proved Developed and Undeveloped Reserves
Beginning of year	103,719	107,983
Production	(1,332)	(47,449)

End of Year	102,387	60,534

Proved Developed Reserves at End of Year	-	60,534

Standardized Measure of Discounted Future Net Cash Flows – The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas to the estimated future production of proved oil and gas reserves, less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, less estimated future income tax expenses (based on year-end statutory tax rates) to be incurred on pretax net cash flows less the tax basis of the properties and available credits, and assuming continuation of existing economic conditions.  The estimated future net cash flows are then discounted using a rate of 10 percent per year to reflect the estimated timing of the future cash flows.

December 31,	2011
Future cash inflows	$9,058,659
Future production costs	(2,589,566)
Future development costs	(1,995,000)
Future income taxes	215,432
Future net cash flows	4,689,525
10% annual discount for estimated timing of cash flows	(2,416,671)

Standardized Measure of Discounted Future Net Cash Flows	$2,272,854

CRH MISSISSIPPI SOUTH FUND AND PONTIOUS MISSISSIPPI SOUTHFUND

SUPPLEMENTAL INFORMATION ON OIL AND GAS RESERVES

(UNAUDITED)

Changes in the Standardized Measure of Discounted Future Net Cash Flows

For the Year Ended December 31,	2011
Beginning of the year	$1,316,176
Sales of oil and gas produced, net of production costs	(16,314)
Accretion of discount	134,085
Net changes in prices and production costs	860,172
Net changes in timing of cash flows	(236,697)
Net change in income taxes	215,432

Standardized Measure of Discounted Future Net Cash Flows	$2,272,854